UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No.  )

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DuPont de Nemours, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! DUPONT DE NEMOURS, INC. 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET. For shares held in a Plan, vote by May 20, 2024 11:59 PM ET. DUPONT DE NEMOURS, INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 974 CENTRE ROAD, CRP BUILDING 730 WILMINGTON, DE 19805 V37575-P06746-Z87049 You invested in DUPONT DE NEMOURS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 23, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 23, 2024 vote without entering a 1:00 PM Eastern Time control number Virtually at: www.virtualshareholdermeeting.com/DD2024 * Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Amy G. Brady	For
1b.	Edward D. Breen	For
1c.	Ruby R. Chandy	For
1d.	Terrence R. Curtin	For
1e.	Alexander M. Cutler	For
1f.	Eleuthère I. du Pont	For
1g.	Kristina M. Johnson	For
1h.	Luther C. Kissam	For
1i.	James A. Lico	For
1j.	Frederick M. Lowery	For
1k.	Deanna M. Mulligan	For
1l.	Steven M. Sterin	For
2.	Advisory Resolution to Approve Executive Compensation	For
3.	Advisory Resolution on the Frequency of Future Advisory Votes to Approve Executive Compensation	1 Year
4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2024	For
5.	Amend Clawback Policy for Unearned Pay for Each NEO	Against

NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.

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